                     COMMERCIAL REPRESENTATION AGREEMENT

     THIS COMMERCIAL REPRESENTATION AGREEMENT (the "Agreement"), dated and effective as of the 20th day of September, 1996 (the "Effective Date"), is between GEOREX, INC., a Texas corporation acting through its Sercel, Inc. division, with its principal place of business at Houston, Texas, U.S.A. ("Sercel"), and MITCHAM CANADA LTD., an Alberta corporation, with its principal place of business to be located in Calgary, Alberta, Canada ("Representative").

                               BACKGROUND FACTS

     Sercel is an authorized distributor of Sercel S.A. and sells Sercel Products to customers throughout the Americas;

     Sercel desires (i) to appoint a commercial representative to promote the sale of Sercel Products within the Territory and, and (ii) to designate a service center in Canada, such appointment of commercial representative and designation of service center to be made on the basis of all of the terms and conditions contained in this Agreement; and

     Representative desires to be appointed by Sercel as a commercial representative for sales of Sercel Products, and to operate a service center to service Sercel Products, all on the basis of the terms and conditions set forth below in this Agreement.


                             W I T N E S S E T H:

     NOW, THEREFORE, in consideration of the premises and the mutual promises and undertakings set forth below and intending to be legally bound hereby, the parties agree as follows:

     1. DEFINITIONS. The following capitalized terms, as used in this Agreement, shall have the meanings defined for them as follows:

          a. "CUSTOMERS" - potential customers of Sercel Products with offices or operations located within the Territory.

          b.   "FCPA" - the United States Foreign Corrupt Practices Act
     (Pub. L. No. 95-213, 94 Stat. 1494), together with all amendments to that Act which are effective during the term hereof.

          c. "NET PRICE" - the price invoiced by Sercel to Customers in a Qualifying Transaction, including any applicable discounts, but excluding charges appearing on the invoice for packing, transportation, insurance, duties, taxes and any other charges which do not include a component of profit for Sercel.

          d. "QUALIFYING TRANSACTION" - the sale of Products for use in Canada by Sercel to a Customer during the term of this Agreement.

          e. "SERCEL PRODUCTS" - Equipment manufactured by Sercel S.A. or its affiliates (but not including equipment manufactured by third parties) which is offered for sale by Sercel from time to time and described on SCHEDULE "1" attached hereto, including Spare Parts; provided, however, Sercel shall be permitted to amend SCHEDULE "1" at its discretion and will endeavor to promptly notify Representative of all such changes.

          f. "SPARE PARTS" - replacement parts to be sold in connection with the Equipment described on SCHEDULE "1".

          g.   "TERRITORY" - Canada.

     2. APPOINTMENT. Representative hereby represents to Sercel that within 120 days of the Effective Date, Representative will have the necessary skills, experience, personnel, facilities and equipment to effectively perform its responsibilities as a commercial representative and service center for Sercel as described in this Agreement. In reliance upon that representation, Sercel hereby appoints Representative as the exclusive representative for Sercel to promote the sale of Sercel Products by Sercel to Customers within the Territory, and as an authorized service center for Sercel Products within the Territory.

     3. TERM. The term of this Agreement and of Representative's appointment as a commercial representative and designation as a service center for Sercel hereunder, shall commence on the Effective Date. Unless sooner terminated as described in Section 15, below, the term shall continue in effect for a period of three years from the Effective Date (the "Expiration Date"). Subject to Section 15 below and the following sentence, the Expiration Date shall be automatically extended, without any further action by Sercel or Representative, for successive one (1) year periods following the expiration of the original three (3) year period. Notwithstanding the foregoing, if either party desires to terminate the term of Representative's engagement pursuant hereto at any time following the end of the first year after the Effective Date, such party shall be permitted to do so upon ninety (90) days notice to the other party, given in accordance with the provisions hereof.

     4. RESPONSIBILITIES OF REPRESENTATIVE. During the term of this Agreement, Representative shall:

          a. use its best efforts to actively promote and solicit the sale of Sercel Products by Sercel to Customers, including the exhibition of Sercel Products at all significant sales conventions (including, but not limited to the CSEG) for like products within the Territory;

          b. beginning not later than 120 days following the Effective Date, commence (and thereafter continue during the term of this Agreement) operation of a high quality service center in the general area of Calgary, Alberta in Canada which will provide technical support of Sercel Products and perform warranty and non-warranty service on Sercel Products, all pursuant to the manuals and specifications provided by Sercel to Representative from time to time. Sercel agrees that if in the case of particular warranty work, in the event that Representative did not receive a commission from the sale of the applicable product, Sercel shall either pay Representative its published repair rates or perform the warranty work itself;

          c. make all payments in connection with the operation of its business, including the payment of all wages, social security, withholding taxes, and company benefits arising out of this Agreement;

          d. be responsible at its own expense (i) for the payment of freight, GST tax, import brokerage fees and any tariffs (from Sercel's office in Houston, Texas) applicable to the sale of Sercel Products to a Customer; provided, however, at the request of Representative, Sercel Products may be sent to Representative's import broker directly in Canada, in which instance Sercel will pay for the freight and Representative will pay the GST tax, import brokerage fees and other tariffs, and (ii) for the support of a Customer who has purchased Sercel Products consisting of new equipment during the start up period, which period shall generally run for two weeks;

          e. promptly forward to Sercel all inquiries, bid and quotation requests, orders and correspondence relating to Sercel Products which may be received by Representative from Customers;

          f. whenever requested to do so by Sercel, promptly forward to Customers quotations, bids, order acknowledgments, invoices and other commercial documents prepared by Sercel relating to Products;

          g. whenever requested to do so by Sercel (but at least monthly), prepare and furnish to Sercel, in oral or written form as Sercel may direct, confidential reports regarding the activities of Representative on behalf of Sercel;

          h. consult with Sercel regarding forecasts of demand for Sercel Products by Customers, market trends for Sercel Products, legal requirements of governmental authorities within Canada affecting the sale of Sercel Products, and any other commercial and financial matters pertaining to the sale of Sercel Products;

          i. promptly comply with all reasonable requests by Sercel in connection with the sale of Sercel Products by Sercel to Customers, including, without limitation, requests to furnish assistance in connection with customs clearances, warranty administration, registrations, licenses and permits required by governmental authorities or by Customers and credit and collection matters;

          j. participate in training programs which may be offered by Sercel or by others relating to Sercel Products;

          k. obtain approval of Sercel prior to the commencement of any advertising relating to the sale of Sercel Products;

          l. provide all labor at its own expense for the repair of all Sercel Products under warranty extended by Sercel S.A., provided, however, if Representative is unable to make any such repairs, Representative shall ship such products to Sercel at Representative's sole cost and expense, and; provided, further, that if a particular problem with Sercel Products becomes chronic, such that repeated repairs are required to correct such problem (as determined in the reasonable discretion of Sercel), Representative shall not be required to provide labor or shipping at its own expense in connection with the repair of any such chronic problem;

          m. maintain in strict confidence, and not disclose to any other person or firm except with the prior written permission of an authorized officer of Sercel, any and all information received from Sercel or prepared by Representative for Sercel regarding prices, customer lists, business plans, strategies, forecasts, studies, reports and any other information which may be considered confidential or proprietary by Sercel and which is not publicly available. The confidentiality obligation of Representative under this sub-part (m) shall survive the expiration or termination of this Agreement. In the event that Representative receives a request to disclose all or any part of the confidential information under the terms of a subpoena or order issued by a court or by a governmental body, Representative agrees (i) to notify Sercel immediately of the existence, terms, and circumstances surrounding such request, (ii) to consult with Sercel on the advisability of taking legally available steps to resist or narrow such request, and (iii) if disclosure of such information is required to prevent Representative from being held in contempt or subject to other penalty, to furnish only such portion of the information as, in the written opinion of counsel reasonably satisfactory to Sercel, it is legally compelled to disclose and to exercise its best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed information; and

          n. not sell Sercel Products to companies or countries that are precluded by United States law from trading with the United States or its residents.

     5. RESPONSIBILITIES OF SERCEL. During the term of this Agreement, Sercel shall:

          a. provide to Representative at Sercel's expense (including all tariffs and shipping costs) all parts required for warranty repairs to be performed by Representative;

          b. repair at its own expense all Sercel Products sold by or through the efforts of Representative to the extent such products remain under warranty from Sercel S.A. and (i) could not be repaired by Representative, or (ii) represent products with chronic problems, as described in Section 4.1 above, and ship such products back to Representative at Sercel's sole cost and expense;

          c. provide to Representative at Sercel's expense training of Representative's technicians in Houston, Texas or Nantes, France which training shall occur at least one (1) time per year, beginning with the Effective Date, and include a total of not less than fifteen (15) days training per year; provided, however, Representative shall be responsible for paying for the transportation, lodging, food and other miscellaneous travel expenses incurred by Representative's technicians in connection with such training;

          d. provide to Representative at Sercel's expense the latest applicable technical and commercial brochures, specifications and customer manuals; and

          e. provide to Representative at Sercel's expense information concerting changes to Sercel Products, prices and Sercel's sales policies.

     6. COMPENSATION. As the sole and exclusive compensation for the services to be performed by Representative hereunder, Sercel shall pay to Representative a commission as described below in each Qualifying Transaction. The amount of the commission to Representative shall be equal to the applicable percentage of the Net Price for the Qualifying Transaction, as set forth below:

          a. seven and one half percent (7-1/2%) of the Sales Price of equipment described on SCHEDULE "l" hereto; and

          b.   ten percent (10%) of the Sales Price of Spare Parts;

provided that the parties may, by a written agreement executed on behalf of Sercel by an authorized officer, establish a different rate of commission which shall be applicable to any particular transaction. Notwithstanding any of the foregoing, no commission shall be payable to Representative in connection with a Qualifying Transaction (a) consisting of a sale to Compangie Generale De Geophysique (known as CGG) or any of it affiliates, or
(b) except as set forth in the following sentence, unless and until full payment for such Qualifying Transaction has been received by Sercel from the Customer. In the event Sercel provides financing or permits deferred payment in connection with a Qualifying Transaction, Representative shall be entitled to receive its commission as payments are made by the Customer pursuant to such financing or deferred payment. Sercel shall send all commission payments only to the principal place of business or registered office of Representative, or to an account maintained by Representative at a bank located in the same country where such principal place of business or registered office is located, which payments shall be made on or before the twentieth day following the date Sercel receives payment from the Customer. In no event shall any payment by Sercel to Representative be made in a manner, or to a location, which violates the taxation laws or other laws of any country. Any income or other taxes arising from the payment of commissions to Representative hereunder shall be the sole responsibility of Representative, and the amount of commission otherwise payable to Representative shall not be increased as a result of such taxes.

     7. REMARKETING OF SERCEL PRODUCTS. It is anticipated by the parties that Sercel may sell the Sercel Products to Customers with the assistance of financing obtained through third parties, and that such financing may be recourse to Sercel. As a result thereof, in the event of default in connection with such financing by the Customer, it may be necessary, in the discretion of Sercel, for Sercel to take back the applicable products and resell such products to a third party. Representative agrees that it will use its best efforts to resell any Sercel Products that Sercel has taken back, directly or indirectly, as a result of a default by the Customer in connection with such financing. Representative agrees that it will not be entitled to a commission in connection with such resale, except to the extent the net proceeds of any such resale (less actual expenses incurred by Sercel and other amounts required to be paid by Sercel as a result of the default) actually received by Sercel exceed the proceeds received (or the net proceeds retained) by Sercel in connection with the original sale. By way of example only, and assuming no expenses were incurred by Sercel in connection with the default, in the event a system was sold for $3,000,000, but only $500,000 was received prior to the system being taken back by Sercel (or even if the full purchase price was originally received, Sercel was obligated to give back to the financing company all but $500,000 of the original purchase price), and assuming further that the system was resold for a total of an additional $3,000,000, Representative would be entitled to a commission based upon the original $500,000 received from the first sale and the additional $3,000,000 received from the second sale. In this example, upon the occurrence of the second sale, Representative would be entitled to receive a commission on $500,000 since Representative already received a commission on $3,000,000 following the first sale. Based upon Sercel's belief that the actual circumstances of a second sale could be complicated, especially given the variety of financing arrangements
(including recourse obligations) likely to be utilized by Sercel, the determination of any commission payable to Representative following the resale of Sercel Products shall be in the reasonable discretion of Sercel.

     8. EXPENSES. All costs and expenses incurred by Representative, its employees, agents and representatives in performing services hereunder, including, without limitation, travel, lodging, entertainment, office, telephone, telecopy and telex expenses shall be paid by Representative, except (i) as otherwise set forth herein, (ii) for cost of space at relevant sales conventions for which Sercel shall pay one half of such costs, and
(iii) any costs or expenses which Sercel shall have specifically agreed in writing and in advance of the time when such costs or expenses are incurred to pay or reimburse to Representative.

     9. TERMS AND CONDITIONS OF SALE. All Sercel Products to be sold by Sercel to Customers shall be offered only on the basis of such terms and conditions as are established by Sercel at its sole discretion. Representative shall not misrepresent such terms and conditions to Customers, and shall not modify or extend such terms and conditions without the prior written authorization of Sercel. All orders from Customers for Sercel Products shall be subject to acceptance by Sercel at its offices in Houston, Texas, and Sercel shall be permitted, in its sole judgement to reject any order obtained or reported by Representative, based upon credit worthiness of the Customer, availability of the particular products or any other reason. Representative agrees that it shall not have any ownership interest in Sercel Products sold pursuant to this Agreement, that Representative is acting only as a sales agent with regard to such products and that Representative shall not invoice Customers on account of the sale of Sercel Products (although Representative shall be permitted to forward to Customers invoices generated by Sercel) or receive any payments from Customers on account of Sercel Products sold pursuant hereto. Sercel agrees to provide a written copy of its manufacturer's limited warranty with each Sercel Product delivered, and Representative will cooperate in delivering such warranty to its Customers who purchase Sercel Products. Representative agrees that it will not make any changes to such warranty, either orally or in writing.

     10. CHANGES. At any time and from time to time during the term of this Agreement, Sercel shall have the right to change the Sercel Products offered to the Customers, the prices charged to Customers for the Sercel Products, and the terms and conditions of its sales to Customers of Sercel Products without incurring any liability to Representative, except as to obligations which have accrued prior to the effective date of the change. Sercel will endeavor to promptly notify Representative of all such changes.

     11. COMPLIANCE WITH LAWS. In all of its activities pursuant to this Agreement, Representative shall comply with all laws, decrees, statutes, rules, regulations, codes and ordinances of any jurisdiction which may be applicable to such activities, including, without limitation, laws imposing registration and disclosure requirements on Representative; provided, however, insignificant violations of any of the foregoing that have no more than a de minimis effect on Representative shall not be a violation of this Agreement. In representing Sercel hereunder, Representative shall act at all times in a manner demonstrating a high level of integrity and ethical standards. Without limiting the scope of its general obligations set forth above in this section, Representative hereby represents and warrants to Sercel in connection with its activities performed for Sercel in the past (if any), and hereby covenants and agrees with Sercel in connection with its activities to be performed for Sercel in the future, that Representative and any person or firm acting in association with or on behalf of Representative:

     - has not offered, paid, given, promised to pay or give, or authorized the payment or gift of, and

     - will not offer, pay, promise to pay or give, or authorize the payment or gift of,

any money or thing of value to:

     -    any "Foreign Official" as defined in the FCPA;

     - any political party or party official, or any candidate for political office; or

     -    any other person

for the purpose of:

     - influencing any act or decision of such Foreign Official, political party, party official, or candidate in his or its official capacity;

     - inducing such Foreign Official, political party, party official or candidate to do or omit to do an act in violation of his or its official duty; or

     - inducing such Foreign Official, political party, party official or candidate to use his or its influence with a foreign government or an instrumentality of such government to affect or influence any act or decision of such government or instrumentality in order to assist Sercel to obtain or retain business with any person or to direct business to any person.

     Further, Representative hereby represents and warrants to Sercel that no person having a direct or indirect financial interest in Representative as of the date hereof is: (i) a Foreign Official, (ii) an official of any political party, or (iii) a candidate for political office; provided, however, for purposes hereof, a person shall not be deemed to have a direct or indirect financial interest in Representative as a result of owning less than five percent (5%) of the outstanding shares of common stock of Representative. In connection with determining whether a person owns five percent (5%) or more of the such stock, Representative shall be permitted to rely upon filings made by its shareholders under the Securities Exchange Act of 1934, as amended, or filings made under other applicable federal securities laws. Representative shall immediately notify Sercel in the event that any person now or hereafter having such a financial interest in Representative shall assume such a status.

     From time to time as requested by Sercel, Representative shall, within five (5) days after request from Sercel, certify to Sercel in writing that the obligations, representations and warranties of Representative set forth in this Section have not been violated. Sercel shall not be permitted to request such certification more often than once each calendar quarter unless it has reason to believe a violation has occurred. Representative shall cooperate fully with any investigation which may be conducted by representatives of Sercel for the purpose of determining whether or not Representative has violated any of those obligations, representations and warranties. In the event that amendments in the FCPA reasonably necessitate modifications to this Section 11, the parties hereto agree to negotiate in good faith in connection therewith and enter into such modifications.

     12. NO AGENCY/TRADE NAME. In connection with its activities on behalf of Sercel under this Agreement, Representative shall not be an agent or employee of Sercel, and Representative is not authorized to obligate or commit Sercel in any manner in dealings with Customers, potential customers, or other persons, firms or governmental units. Representative is an independent contractor and shall not hold itself out as an agent or employee of Sercel or as having any authority to obligate or commit Sercel.

Representative shall not use the words "Sercel, Inc." or "Sercel" or any other trade name or trademark registered to Sercel or any affiliate of Sercel as a part of its legal or trade name; however, Representative shall be permitted to use Sercel's trade name in the Territory in connection with the marketing of Sercel Products. Representative agrees that in connection therewith, it will not register in its own name the trade names, trademarks or service marks held by Sercel and that upon termination of Representative's engagement pursuant to this Agreement, Representative shall immediately discontinue use of such marks and names held by Sercel.

     13. INDEMNITY. Sercel and Representative hereby agree to the following indemnification obligations:

          a. Representative shall indemnify and hold harmless Sercel, its directors, officers and employees (hereinafter the "Sercel Indemnitees") against any and all liability, loss, damages, fines, penalties, costs and expenses (including, without limitation, court costs and reasonable attorneys fees) incurred by any of the Sercel Indemnitees as a result of any breach or violation by Representative or others acting on its behalf of any obligation, covenant, representation or warranty of Representative set forth in this Agreement.

          b. Sercel shall indemnify and hold harmless Representative, its directors, officers and employees (hereinafter the "Representative Indemnitees") against any and all liability, loss, damages, fines, penalties, costs and expenses (including, without limitation, court costs and reasonable attorneys fees) incurred by any of the Representative Indemnitees (i) as a result of any breach or violation by Sercel or others acting on its behalf of any obligation, covenant, representation or warranty of Sercel set forth in this Agreement, (ii) for infringement or claim of infringement of any claimed patent rights relating to the Sercel Products, or (iii) that arise out of or are based upon losses, claims, damages or liabilities resulting from the design, manufacture, and/or operation of any Sercel Products, from the failure of any such Sercel Products to satisfy any warranties (whether expressed or implied, if any) or from any defect in the Sercel Products.

          c. Either party seeking indemnification hereunder shall notify the other party in writing of any legal action commenced against the Sercel Indemnitees or the Representative Indemnitees, as the case may be, as soon as practicable. The indemnity obligations of Representative and Sercel shall survive the expiration or termination of this Agreement.

     14. CONFLICT OF INTEREST. During the term of Representative's engagement hereunder, and for the six (6) month period thereafter, Representative shall not promote, solicit or otherwise assist in the sale of any products which compete with Sercel Products to Customers by any other person or firm which is not a subsidiary of, or affiliated by ownership with, Sercel whether for compensation or otherwise, except as may be expressly permitted in writing by an authorized officer of Sercel; provided, however, the foregoing shall not preclude Representative from renting products to third parties or selling such products after they have been used in the ordinary course of business in the rental pool and; provided, further, the foregoing shall not preclude Representative from selling individual components that may compete with components making up a portion of the Sercel Products. Representative acknowledges that the six (6) month non-competition agreement contained above is an integral part of this Agreement, is reasonably necessary to protect the interest of Sercel upon termination of Representative's engagement hereunder, and that Sercel would not enter into this Agreement with Representative absent such agreement. Except as already set forth herein, Representative shall immediately and fully disclose to Sercel any interests or activities of Representative which may conflict with the interests of Sercel under this Agreement, including, without limitation, any agreement by Representative to perform activities in connection with the products or services of any competitor of Sercel or any affiliate of Sercel. From time to time as requested by Sercel, Representative shall certify to Sercel in writing regarding the existence, or lack thereof, of such a conflict of interest. Sercel acknowledges that one of the primary business activities of Representative is the rental of Input Output equipment, which equipment competes with Sercel Products, and such activities shall in no way be deemed to violate the provisions of this
Section 14.

     15.  TERMINATION.  This Agreement may be terminated at any time:

          a.   by the mutual agreement of the parties; or

          b. by either party upon giving a notice of termination to the other party in the event the other party fails to perform, observe or comply with any of the obligations or undertakings of such other party which are contained in this Agreement, and such failure has not been cured within ten (10) days after the terminating party has given a written notice specifying such failure to the other party.

     Following any such termination, Sercel shall pay a commission to Representative in circumstances where the efforts of Representative prior to the effective termination date would otherwise entitle Representative to receive a commission in accordance with the provisions of this Agreement, provided that Sercel may deduct from such payment the amount of any losses and expenses suffered or incurred by Sercel as a direct result of any breach of this Agreement by Representative.

     Notwithstanding the above, Sercel shall be entitled to immediately terminate this Agreement effective upon the giving of notice to Representative in the event that: (i) Sercel has reasonable cause to believe that Representative or others acting in association with or on behalf of Representative have committed, or intend to commit, a violation of the FCPA;
(ii) Representative refuses or is unable to make the certification described in Section 12; or (iii) Representative ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due or such fact is determined by judicial proceedings, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, rearrangement, composition, readjustment, liquidation, dissolution, or similar arrangement under any present or future statute, law or regulation, or files an answer admitting the material allegations of a petition filed against it in any such proceedings, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of, all or any substantial part of its assets or properties, or if it or the holders of its common stock shall take any action contemplating its dissolution or liquidation. In such event, the right of Representative to receive any unpaid commissions or other payments from Sercel shall be forfeited, and Sercel shall have no further liability to Representative under this Agreement.

     Except for Sercel's liability to pay commissions as described above in this Section, Representative hereby waives any claim against Sercel for compensation (in whatever form or however denominated) arising out of any termination of this Agreement by either party pursuant to the applicable laws of the jurisdiction where Representative is located or domiciled, to the extent permitted by such laws.

     16. CANCELLATION OF ORDERS. Representative acknowledges and agrees that orders that have been accepted by Sercel are noncancelable; provided, however, the foregoing shall not be construed to create any obligation on the part of Representative to make any payment to Sercel following the cancellation or attempted cancellation of an order by a Customer.

     17. ASSIGNMENT. This Agreement may not be assigned by either party without the prior written consent of the other party, except that Sercel may assign this Agreement to (a) any affiliate of Sercel, or (b) any party succeeding to ownership of substantially all of the assets of Sercel, upon notice to, but without the consent of, Representative.

     18. NOTICES. All notices (including demands for arbitration) and consents required or permitted to be given by either party under this Agreement shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the party to which they are directed at the following address for such party:

     If to Representative:    Mitcham Canada Ltd.
                              P.O. Box 1175
                              Huntsville, Texas 77342
                              Attention:  Billy F. Mitcham, Jr., President

     If to Sercel:            Sercel, Inc.
                              17155 Park Row
                              P.O. Box 218909
                              Houston, Texas 77218
                              Attention:  Robert J. Albers, Executive Vice
                                   President

or at such other address as either party may hereafter notify the other in the manner described in this Section. Such notices shall be deemed given when they are received by the party to which they are directed as evidenced by: (i) an acknowledgment or receipt executed by the recipient party, or (ii) a record of delivery or receipt prepared by an independent delivery service or postal agency.

     19. ARBITRATION. All disputes involving this Agreement shall be submitted to an arbitrator appointed by, and operating under, the rules of the Judicial Arbitration and Mediation Service (J.A.M.S.). The choice of the individual arbitrator shall be upon mutual agreement of Sercel and Representative, and the parties agree to negotiate in good faith in connection with the selection of the individual arbitrator. The written decision of the arbitrator shall be final and binding upon the parties, and shall be convertible to a court judgment in the State of Texas. The arbitration shall take place in the State of Texas. The prevailing party as determined by the arbitrator shall be entitled to receive reasonable costs and reasonable attorney's fees from the non-prevailing party in addition to any other relief granted. No demand for arbitration shall be made after the date when institution of a legal or equitable proceeding based upon the claim or dispute would be barred by the applicable statute of limitations of the State of Texas. All demands for arbitration shall be made in accordance with
Section 18 and shall be deemed made as of the sooner of actual receipt or the date the demand is placed in the United States Mail. Any party shall be entitled to file a lawsuit to specifically enforce the parties' agreement to arbitrate and for the purpose of obtaining injunctive relief to enforce this Agreement.

     20. HEADINGS. The headings contained in this Agreement are for convenience or reference only, and do not form a part of this Agreement.

     21. APPLICABLE LAW. This Agreement shall be governed by the laws of the United States of America and the State of Texas. Representative hereby irrevocably consents to be subject to the personal jurisdiction of any United States, state or local court sitting in Harris County, Texas, U.S.A. in connection with any action to determine any dispute arising under this Agreement or to enforce the provisions hereof. Venue for all suits and actions arising out of or in connection with this Agreement shall be proper only in the state and federal courts sitting in Harris County, Texas. Each party hereto hereby irrevocably consents to the assertion of personal jurisdiction by such courts over such party for the limited purposes of a suit arising in connection with this Agreement, but neither such party waives requirement for service of process in the manner prescribed by law. The foregoing shall not be deemed to negate the provisions of Section 19 above requiring arbitration by the parties in connection herewith.

     22. EXPORT CONTROL LAWS. All shipments made by Sercel to Customers shall at all times be subject to the export control laws and regulations of the United States of America, as such laws shall be amended from time to time. Representative agrees that it shall not assist in the disposition of US origin Sercel Products, by way of transshipment, reexport, diversion or otherwise, other than in and to the Territory, except as said laws and regulations may expressly permit.

     23. SEVERABILITY. If any portion of this Agreement is declared to be invalid or unenforceable by a final judgment, order or decree of any court or administrative body having proper jurisdiction then, as to that jurisdiction only, such portion shall be deemed to be severed from the Agreement and the remainder of the Agreement shall remain in full force and effect.

     24. WAIVER OF BREACH. The waiver by Sercel of a breach of any provision of this Agreement by Representative shall not operate or be construed as a waiver by Sercel of any subsequent breach by Representative.

     25. DRAFTING PARTY. This Agreement expresses the mutual intent of the parties hereto. Accordingly, regardless of the preparing party, any rule of construction against the drafting party shall have no application to this Agreement.

     26. AUTHORITY; CONFLICT. Sercel and Representative represent and warrant to each other that the execution, delivery and performance of this Agreement have been authorized by all necessary corporate action, and that this Agreement is a valid and binding obligation of each of them, respectively. Upon execution of this Agreement, each party will present to the other a copy of resolutions of their respective Boards of Directors approving the transaction contemplated hereby, which resolutions shall be certified by the Secretary or Assistant Secretary of the appropriate party. Sercel and Representative represent and warrant to each other that, to the best of their knowledge, neither the execution and delivery of, nor the performance of this Agreement will conflict with or result in a breach of any (i) law of or any regulation, order, writ, injunction, or decree of any court or governmental authority of any country or state in which this Agreement is to be performed, or (ii) any agreement to which they are a party.

     27. EXCLUSIVE EQUIPMENT LEASE AGREEMENT. On or about the Effective Date, it is anticipated that Sercel and Representative (or its affiliate) will enter into an Exclusive Equipment Lease Agreement (the "Exclusive Agreement") pursuant to which Representative (or its affiliate) shall have the exclusive right to lease Sercel Products to third parties throughout the world. Based upon the pricing structure of Sercel Products in the Exclusive Agreement, as compared to the commission structure contained herein, it may be more beneficial for Representative (or its affiliate) to purchase Sercel Products (typically components and not entire systems) from Sercel and lease them as contemplated under the Exclusive Agreement than it is for Representative to act as agent for the sale of Sercel Products to a Customer pursuant hereto. Accordingly, in any situation in which a proposed Customer comes to Representative for Sercel Products, Representative agrees that is will make a good faith determination as to whether a Customer wants to rent Sercel Products with an possible option to buy at a later date (which contract should properly come under the Exclusive Agreement) or actually buy the Sercel Products using some special financing which might involve renting (which contract should properly come under this Agreement). Representative acknowledges that only Customers that purchase Sercel Products from Sercel will receive the benefit of Sercel's warranty, while customers that purchase Sercel Products from Representative (or its affiliate) following the lease of the equipment will not receive a warranty from Sercel or Sercel S.A.

     28. STANDARD OF BUSINESS CONDUCT. Representative agrees not to pay any commissions, fees or grant any rebates to any employee or officer of any proposed Customer or its affiliates or favor employees or officers of such proposed Customer with gifts or entertainment of significant costs or value or enter into any business arrangements with employees or officers of any such proposed Customer, other than as a representative of that proposed Customer, without the proposed Customer's prior written approval.

     29. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement between the parties as to the subject matter hereof and supersedes any prior oral or written negotiations, understandings, or agreements as to such subject matter. This Agreement cannot be amended except by a writing dated subsequent to the date hereof and executed on behalf of both parties by their duly authorized representatives which, in the case of Sercel, must be an officer.

     IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives as of the date first written above.

                                       REPRESENTATIVE:

                                       MITCHAM CANADA, LTD.



                                       By: /s/ Billy F. Mitcham, Jr.
                                          ---------------------------------
                                          Billy F. Mitcham, Jr., President



                                       SERCEL:

                                       GEOREX, INC.



                                       By: /s/ Robert J. Albers
                                          ---------------------------------
                                          Robert J. Albers, Vice President

                                                                SCHEDULE "1"



All new equipment manufactured by Sercel S.A. and wholly owned subsidiaries of Sercel S.A. (whether first tier subsidiaries or otherwise), as more particularly described on the price list attached here (with both the equipment on the attached price list as well as the prices noted thereon being subject to change from time to time), and all new equipment manufactured by Opseis, Inc. or its successors. New Equipment shall be differentiated from Spare Parts on the basis that new equipment shall be designated on Sercel's price list and Spare Parts shall not be so designated.

                                  SCHEDULE 1

                                              SERCEL SN388

--------------------------------------------------------------------------------
       P/N                                    DESCRIPTION
--------------------------------------------------------------------------------

                                       SN388 COMPLETE CENTRAL UNIT
                          ------------------------------------------------------
   1AAA071417B            SN388 PAM/LAPTOP HCI
   1AAA071417C            SN388 PAM DSCSI/LAPTOP HCI
   1AAA071418A            SN388 PAM/DESKTOP HCI
   1AAA071418B            SN388 PAM DSCSI/DESKTOP HCI
   1AAD073554A            SN388 APM480/DESKTOP HCI
   1AAD073554B            SN388 APM 480/30 DSCSI/DESKTOP HCI
   1AAJ072970A            SN388 APM600/DESKTOP HCI
   1AAJ072970B            SN388 APM600 DSCSI/DESKTOP HCI
   1AAH071422B            SN388 APM1200/DESKTOP HCI
   1AAH071422C            SN388 APM1200 DSCSI/DESKTOP HCI

                                   SN388 PORTABLE ACQUISITION MODULE (PAM)
                          ------------------------------------------------------
   1AAA070228A            SN388 PAM MODULE 1200 CHANNELS
   1AAA070228B            SN388 PAM DCSI MODULE 1200 CHANNELS

                                   SN388 ACQUIS. AND PROCES. MODULE (APM)
                          ------------------------------------------------------
   1AAD073553A            SN388 APM MODULE 480 CH/30SEC
   1AAD073553B            SN388 APM MODULE 480/30 DSCSI
   1AAJ072969A            SN388 APM MODULE 600 CH/40SEC
   1AAJ072969B            SN388 APM MODULE 600/40 DSCSI
   1AAH070235B            SN388 APM MODULE 1200 CH/40SEC
   1AAH070235C            SN388 APM MODULE 1200/40 DSCSI

                                          SN388 PAM/APM OPTIONS
                          ------------------------------------------------------
   1A11073551A            SN388 U.P.S.
   1A10070935A            SN388 PAM ASSEMBLY PARTS
   1A11070933A            SN388 APM ASSEMBLY PARTS

                                  SN388 MULTI CCU MODULE INTERCONNECTION
                          ------------------------------------------------------
   1AAI072480A            SN388 2CCU MULTIMODULE SET
   1AAI072481A            SN388 3CCU MULTIMODULE SET
   1AAI072482A            SN388 4CCU MULTIMODULE SET

                                 SN388 LAPTOP HUMAN COMPUTER INTERF.(HCI)
                          ------------------------------------------------------
   1A10071172B            HC1388 LAPTOP WORK STATION
     3170110              HCI388 CD-ROM READER

                                          SN388 LAPTOP OPTIONS
                          ------------------------------------------------------
   790071769A             SN388 PORTABLE CONTAINER
   1A12071088A            HCI385 LAPTOP 12/18VDC PWR SPLY

                                              SERCEL SN388

--------------------------------------------------------------------------------
       P/N                                    DESCRIPTION
--------------------------------------------------------------------------------

                                  SN388 DESKTP HUMAN COMPUT. INTERF.(HCI)
                          ------------------------------------------------------
   1A11071010A            HCI388 DESKTOP WORK STATION
     3170132              GX BOARD FOR 2ND SCREEN
     3170110              HCI388 CD-ROM READER

                                          SN388 HCI ASSEMBLY PARTS
                          ------------------------------------------------------
   1A11072933A            HCI388 SCREEN+PROCES.ASSY.PART
   1A11071235A            HCI388 CD+CARTR.ASSY.PARTS

                                               SN388 PRINTER
                          ------------------------------------------------------
   1A10074142A            SN388 LAPTOP PRINTER
   1A11074081A            SN388 DESKTOP PRINTER

                                          SN388 LAND FIELD UNITS
                          ------------------------------------------------------
   1A45069496A            SN388 CROSSING STATION UNIT (CSU)
   1A40069228A            SN388 STATION UNIT (SU-1)
   1A81074572A            SN388 1-CH STATION UNIT B (SU-1/B)
   1A40069230A            SN388 STATION UNIT (SU-6)
   1A80074216A            SN388 6-CH STATION UNIT B (SU-6/B)
   1ABA073451A            SN388 STATION UNIT (SU-6/0,5ms)
   1A41069500A            SN388 POWER STATION UNIT (PSU)
   1A82074479A            SN388 6-CH POWER STATION UNIT (PSU-6)
   1A42071696A            SN388 TRANSVERSE REPEATER UNIT (TRU)
   1A44070142A            SN388 REPEATER UNIT FOR SU-1

                                         SN388 SUBMERSIBLE UNITS
                          ------------------------------------------------------
   1A45074884A            SUBMERSIBLE CROSSING STAT. UNIT (CSU/S)
   1A40074933A            SUBMERSIBLE STATION UNIT (SU-6/S)
   1A80074878A            SUBMERSIBLE STATION UNIT (SU-6B/S)
   1A41074880A            SUBMERSIBLE POWER STATION UNIT (PSU/S)
   1A82074881A            6-CH SUBMERSIBLE STATION UNIT (PSU-6/S)
   1A81074879A            1-CH SUBMERSIBLE STATION UNIT (SU-1B/S)

                                              SERCEL SN388

--------------------------------------------------------------------------------
       P/N                                    DESCRIPTION
--------------------------------------------------------------------------------

                                      SN388 VEHICLE TRACKING SYSTEM
                          ------------------------------------------------------
   1A17074840A            SN388 MASTER RECEIVER UNIT (M-MRU)
   1A17075015A            SN388 SLAVE RECEIVER UNIT (S-MRU)
   1A17075237A            0 dB PLASTIC ROOF ANTENNA SET
   1A17075238A            0 dB MAGNETIC ANTENNA SET
   1A17075077A            5 dB ANTENNA FOR S-MRU
   1A11071010A            WORKSTATION MONITOR FOR MRU
   1A17075138A            VEHICLE TRACKING SOFTWARE

                                        SN388 PERIPHERAL DEVICES
                          ------------------------------------------------------
   1ACB070237B            SN388 TEST AND MAINTENANCE SYSTEM
   1ACA070236B            SN388 LINE TESTER (LT388)
   1A50071188A            WINTERIZED SN388 LINE TESTER DISPLAY

                                         SN388 SPARE PART KIT
                          ------------------------------------------------------
   1A10075191A            SN388 SPARE BOARDS FOR PAM (1ST LEV.)
   1A10070238A            SN388 COMPLETE SET OF PAM BOARDS
   1A10070238B            SN388 COMPLETE SET OF PAM DSCSI BOARDS
   1A11075192A            SN388 SPARE BOARDS FOR APM480 (1ST LEV.)
   1A11070239A            SN388 COMPLETE SET APM480 BOARDS
   1A11070239B            SN388 COMPLETE SET OF APM480 SCSI BOARDS
   1A11075193A            SN388 SPARE BOARDS APM600/1200 (1ST LEV)
   1A11070240A            SN388 COMPLETE SET APM600/1200 BOARDS
   1A11070240B            SN388 COMPL SET APM600/1200 DSCSI BOARDS
   1ABE070999A            SN388 SU-6 SPARE PART (COMPONENT LEV.)
   1ABE070998A            SN388 SU-1 SPARE PART (COMPONENT LEV.)
   1A58071433A            SN388 TMS SPARE PART (COMPONENT LEV.)
   1A21070251A            SN388 TOOL SET FIELD UNIT
   1A57070918B            SN388 LT SPARE PART (COMPONENT LEV.)

                                  SERCEL VE416
------------------------------------------------------------------------
    P/N                           DESCRIPTION
------------------------------------------------------------------------
                           VE416 BASIC CONFIGURATION
              ----------------------------------------------------------
17AA068898A     VE416 DIGITAL PILOT GENERATOR (DPG)
17AA073982A     VE416 DPG FOR GPS REAL TIME
17AB068899A     VE416 DIGITAL SERVO DRIVE (DSD)
17AB073983A     VE416 DSD FOR GPS REAL TIME
              ----------------------------------------------------------
                             VE416 ASSEMBLY PARTS
              ----------------------------------------------------------
1723064118      VE416 ASSY PARTS FOR DPG
              ----------------------------------------------------------
                               VE416 SPARE PARTS
              ----------------------------------------------------------
1720064131      VE416 DSD-DPG SPARE PART COMPONENT LEVEL
1721064132A     VE416 DSD-DPG SPARE PART BOARD LEVEL
1721074096A     VE416 DSD-DPG/GPS SPARE PART BOARD LEVEL
1713063609A     VE416 SPARE AVS
              ----------------------------------------------------------
                                 VE416 OPTIONS
              ----------------------------------------------------------
  3150038       VE416 PRINTER 12/220V
1724066941      VE416 VIBRATOR HARNESS SET
              ----------------------------------------------------------
                         VE416 VQC BASIC CONFIGURATION
              ----------------------------------------------------------
1BAB075257A     VE416 VIBRATOR QUALITY CONTROL (VQC 88)
              ----------------------------------------------------------
                           VE416 VQC SOFTWARE PACKAGE
              ----------------------------------------------------------
1BAA073557A     VE416 QC VIBROSEIS SOFTWARE
              ----------------------------------------------------------
                      VE416 GPS POSITIONING STAND ALONE KIT
              ----------------------------------------------------------
1725074332A     VE416 GPS POSITIONING STAND ALONE SET
------------------------------------------------------------------------

                              SERCEL TAPE TRANSPORT
------------------------------------------------------------------------
    P/N                           DESCRIPTION
------------------------------------------------------------------------
                          TT CD488-B CARTRIDGE DRIVE
              ----------------------------------------------------------
1649072919A     CD488-B CARTRIDGE DRIVE
              ----------------------------------------------------------
                             TT CD488-B SPARE PARTS
              ----------------------------------------------------------
  3120036       CD488-B SPARE DRIVE ONLY
  3530194       CD488-B POWER SUPPLY
1617071891A     CD480 SCSI UPGRADE KIT
------------------------------------------------------------------------

Cab. PAGES AMET36                         TARIFS                   le:17/04/96

Famille: 716 CABLE TRANSMISSION                 S/Famille: 40 TELEMETRIQUES 388
-------------------------------------------------------------------------------
  Code
-------------------------------------------------------------------------------
070000333      FLUTE 6M MR 6 SORTIES HERMA4       ESPACES DE 1M BC16S
              CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 6 M
              6 M, 6 SORTIES CONNECTEURS          6 TAKE OUT CONNECTORS HERMA4
              HERMA4 ESPACEES DE 1 M.             SPACED OF 1 M
              CABLE MEDIUM RANGE                  CABLE MEDIUM RANGE
              CONNECTEURS BC 16S A CHAQUE         CONNECTORS BC16S AT EACH END
              EXTREMITE
-------------------------------------------------------------------------------
070000334      FLUTE 12OM MR 6 SORTIES HERMA4     ESPACEES DE 20M BC16S
              CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTHS 120M
              120M, 6 SORTIES CONNECTEURS         6 TAKE OUT CONNECTORS HERMA4
              HERMA4 ESPACEES DE 20M.             SPACED OF 20 M
              CABLE MEDIUM RANGE                  CABLE MEDIUM RANGE
              CONNECTEURS BC16S A CHAQUE          CONNECTORS BC16S AT EACH END
              EXTREMITE
-------------------------------------------------------------------------------
070000356      FLUTE 120M MR 3 SORTIES HERMA4     ESPACEES 40M  BC16S
              CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 120M
              120M, 3 SORTIES CONNECTEURS         3 TAKE OUT CONNECTORS HERMA4
              HERMA4 ESPACEES DE 40M.             SPACED OF 40M
              CABLE MEDIUM RANGE                  CABLE MEDIUM RANGE
              CONNECTEURS BC16S A CHAQUE          CONNECTORS BC16S AT EACH END
              EXTREMITE
-------------------------------------------------------------------------------
070000357      FLUTE 120M MR 3 SORTIES HERMA4     ESPACEES DE 40M BC16S + BC16P
              CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 120M
              120M, 3 SORTIES CONNECTEURS         3 TAKE OUT CONNECTORS HERMA4
              HERMA4 ESPACEES DE 40M.             SPACED OF 40M
              CABLE MEDIUM RANGE                  CABLE MEDIUM RANGE
              CONNECTEURS BC16S ET BC16P          CONNECTORS BC16S AND BC16P
-------------------------------------------------------------------------------
070000343      FLUTES 135M, MR, 3 SORTIES H4      ESPACEES 45M, BC16S/BC16P
              CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 135M
              135M, 3 SORTIES CONNECTEURS         3 TAKE OUT CONNECTORS HERMA4
              HERMA4 ESPACEES DE 45M.             SPACED OF 45M.
              CABLE MEDIUM RANGE                  CABLE MEDIUM RANGE
              CONNECTEURS BC16S ET BC16P.         CONNECTORS BC16S ET BC16P
-------------------------------------------------------------------------------
070000344     FLUTES 135M, MR, 3 SORTIES H4      ESPACEES 45M, BC16S/BC16S
             CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 135M
             135M, 3 SORTIES CONNECTEURS         3 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 45M.             SPACED OF 45M
             CABLE MEDIUM RANGE                  CABLE MEDIUM RANGE
             CONNECTEURS BC16S A CHAQUE          CONNECTORS BC16S AT EACH END
             EXTREMITE
-------------------------------------------------------------------------------
070000354     FLUTE 140M LA 2 SORTIES HERMA4      ESPACEES DE 70M BC16S
             CABLE LIGNE SN 388 LONGUEUR          SN 388 LINE CABLE LENGTH 140M
             140M, 2 SORTIES CONNECTEURS          2 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 70M.              SPACED OF 70M
             CABLE LOW ATTENUATION                CABLE LOW ATTENUATION
             CONNECTEURS EC16S A CHAQUE           CONNECTORS BC16S AT EACH END
             EXTREMITE
-------------------------------------------------------------------------------

Cab. PAGES AMET36                         TARIFS                   le:17/04/96

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-------------------------------------------------------------------------------
   Code
-------------------------------------------------------------------------------
070000355     FLUTE 140M LA 2 SORTIES HERMA4    ESPACEES DE 70M BC16S + BC16P
             CABLE LIGNE SN 388 LONGUEUR        SN 388 LINE CABLE LENGTH 140M
             140M, 2 SORTIES CONNECTEURS        2 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 70M.            SPACED OF 70M
             CABLE LOW ATTENUATION              CABLE LOW ATTENUATION
             CONNECTEURS BC16S ET BC16P         CONNECTORS BC16S AND BC16P
-------------------------------------------------------------------------------
070000335     FLUTE 144M MR 6 SORTIES HERMA4    ESPACEES 24M BC16S
             CABLE LIGNE SN 388 LONGUEUR        SN 388 LINE CABLE LENGTH 144M
             144M, 6 SORTIES CONNECTEURS        6 TAKE OUT CONNECTORS HERMA4
             CABLE MEDIUM RANGE                 CABLE MEDIUM RANGE
             CONNECTEURS BC16S A CHAQUE         CONNECTORS BC16S AT EACH END
             EXTREMITE
-------------------------------------------------------------------------------
070000340     FLUTES 150M, MR, 6 SORTIES H4     ESPACEES 25M, CONNECTOR BC16S
             CABLE LIGNE SN 388 LONGUEUR        SN 388 LINE CABLE LENGTH 150M
             150M, 6 SORTIES CONNECTEURS        6 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 25M.            SPACED OF 25M
             CABLE MEDIUM RANGE                 CABLE MEDIUM RANGE
             CONNECTEURS BC16S A CHAQUE         CONNECTORS BC16S AT EACH END
             EXTREMITE
-------------------------------------------------------------------------------
070000341     FLUTES 150M, MR, 3 SORTIES H4     ESPACEES 50M, CONNEC. BC16S/P
             CABLE LIGNE SN 388 LONGUEUR        SN 388 LINE CABLE LENGTH 150M
             150M, 3 SORTIES CONNECTEURS        3 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 50M.            SPACED OF 50M
             CABLE MEDIUM RANGE                 CABLE MEDIUM RANGE
             CONNECTEURS BC16S ET BC16P.        CONNECTORS BC16S AND BC16P
-------------------------------------------------------------------------------
070000342     FLUTES 150M, MR, 3 SORTIES H4     ESPACEES 50M, BC16S/BC16S
             CABLE LIGNE SN 388 LONGUEUR        SN 388 LINE CABLE LENGTH 150M
             150M, 3 SORTIES CONNECTEURS        3 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 50M.            SPACED OF 50M
             CABLE MEDIUM RANGE                 CABLE MEDIUM RANGE
             CONNECTEURS BC16S A CHAQUE         CONNECTORS BC16S AT EACH END
             EXTREMITE
-------------------------------------------------------------------------------
070000352     FLUTE 160M LA 2 SORTIES HERMA4     ESPACEES DE 80M  BC16S
             CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 160M
             160M, 2 SORTIES CONNECTEURS         2 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 80M.             SPACED OF 80M
             CABLE LOW ATTENUATION               CABLE LOW ATTENUATION
             CONNECTEURS EC16S A CHAQUE          CONNECTORS BC16S AT EACH END
             EXTREMITE
-------------------------------------------------------------------------------
070000353     CABLE SN 388 160M LA 2 SORTIES     HERMA4 ESP. DE 80M BC16S+BC16P
             CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 160M
             160M, 2 SORTIES CONNECTEURS         2 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 80M.             SPACED OF 80M
             CABLE LOW ATTENUATION               CABLE LOW ATTENUATION
             CONNECTEURS BC16S ET BC16P          CONNECTORS BC16S AND BC16P
-------------------------------------------------------------------------------

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Famille: 716 CABLE TRANSMISSION       S/Famille: 40  TELEMETRIQUES 388
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000339  FLUTES 180M, MR, 6 SORTIES H4     ESPACEES 30M, CONNECT. BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 180M
           180M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 30M.           SPACED OF 30M
           CABLE MEDIUM RANGE                CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------
070000345  FLUTES 180, LOW, 3 SORTIES H4     ESPACEES 60M, BC16S/BC16P
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 180M
           180M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 60M.           SPACED OF 60M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S ET BC16P.       CONNECTORS BC16S AND BC16P
--------------------------------------------------------------------------------
070000346  FLUTES 180M, LOW, 3 SORTIES H4    ESPACEES 60M, BC16S/BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 180M
           180M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 60M.           SPACED OF 60M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
--------------------------------------------------------------------------------
070000336  FLUTE 186M, MR, 6 SORTIES H4      ESPACEES 31M, CONNECT. BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 186M
           186M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 31M.           SPACED OF 31 M
           CABLE MEDIUM RANGE                CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------
070000144  FLUTE 195M LA 3 SORTIES HERMA4    ESPAC. 65M    BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 195M
           195M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 65M.           SPACED OF 65 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
--------------------------------------------------------------------------------
070000330  FLUTE 195M LA 3 SORTIES HERMA4    ESP. 65M BC16S + BC16P
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 195M
           195M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 65M.           SPACED OF 65 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S ET BC16P        CONNECTORS BC16S AND BC16P
--------------------------------------------------------------------------------
070000331  FLUTE 210M LA 3 SORTIES HERMA4    ESPAC. 70M   BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 210M
           210M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 70M.           SPACED OF 70 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000332  FLUTE 210M LA 3 SORTIES HERMA4    ESP. 70M BC16S + BC16P
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 210M
           210M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 70M.           SPACED OF 70 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S ET BC16P        CONNECTORS BC16S AND BC16P
--------------------------------------------------------------------------------
070000516  FLUTE 225M, LA, 3 SORTIES H4      ESPACEES 75M, BC16S  BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 225M
           225M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 75M.           SPACED OF 75 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------
070000327  FLUTE 240M MR 6 SORTIES HERMA4    ESP. 40M BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 240M
           240M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 40M.           SPACED OF 40 M
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------
070000328  FLUTE 240M LA 3 SORTIES HERMA4    ESP. 80M BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 240M
           240M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 80M.           SPACED OF 80 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------
070000329  FLUTE 240M LA 3 SORTIES HERMA4    ESPAC. 80M BC16S+BC16P
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 240M
           240M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 80M.           SPACED OF 80 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S ET BC16P        CONNECTORS BC16S AND BC16P
--------------------------------------------------------------------------------
070000326  FLUTE 270M MR 6 SORTIES HERMA4    ESP. 45M BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 270M
           270M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 45M.           SPACED OF 45 M
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------
070000325  FLUTE 300M MR 6 SORTIES HERMA4    ESP. 50M BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 300M
           300M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 50M.           SPACED OF 50 M
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------

Cab.  PAGES AMET36              TARIFS                le: 17/04/96

Famille:  716  CABLE TRANSMISSION         S/Famille:  40  TELEMETRIQUES 388
-------------------------------------------------------------------------------
  Code
-------------------------------------------------------------------------------
070000423   FLUTE 300M MR 6 SORTIES  LRS     5501 ESPACEES 50M  BC16S
           CABLE LINGNE SN 388 LONGUEUR      SN 388 LINE CABLE LENGTH 300M
           300M,  6 SORTIES CONNECTEURS      6 TAKE OUT CONNECTORS LRS 5501
           LRS 5501 ESPACEES DE 50M.         SPACED OF 50M.
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE

-------------------------------------------------------------------------------
070000155   FLUTE 330M,  6 SORTIES HERMA4    ESPACEES DE 55M BC16S
           CABLE LINGNE SN 388 LONGUEUR      SN 388 LINE CABLE LENGTH 330M
           330M,  6 SORTIES CONNECTEURS      6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 55M.           SPACED OF 55M.
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE

-------------------------------------------------------------------------------
070000322   FLUTE 360M MR 6 SORTIES  LRS     5501 ESPACES DE 60M  BC16S
           CABLE LINGNE SN 388 LONGUEUR      SN 388 LINE CABLE LENGTH 360M
           360M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS LRS 5501
           LRS 5501 ESPACEES DE 60M.         SPACED OF 60M.
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END

-------------------------------------------------------------------------------
070000323   FLUTE 360M LR 6 SORTIES HERMA    4 ESPACEES DE 60M  BC16S
           CABLE LINGNE SN 388 LONGUEUR      SN 388 LINE CABLE LENGTH 360M
           360M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA 4
           HERMA 4 ESPACEES DE 60M.          SPACED OF 60M.
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END

-------------------------------------------------------------------------------
070000324   FLUTE 390M LA 6 SORTIES HERMA4   ESPAC.  65M  BC16S
           CABLE LINGNE SN 388 LONGUEUR      SN 388 LINE CABLE LENGTH 390M
           390M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 65M.           SPACED OF 65M.
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE

-------------------------------------------------------------------------------
512220039   FLUTE 388 165m 3TO H4            ESPACES 55m-2 BC 16 S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 165M
           165M,  3 SORTIES CONNECTEURS      3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 55M.           SPACED OF 55M.
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END

-------------------------------------------------------------------------------

Cab.  PAGES AMET36              TARIFS                le: 17/04/96

Famille:  716  CABLE TRANSMISSION         S/Famille:  40  TELEMETRIQUES 388
-------------------------------------------------------------------------------
  Code
-------------------------------------------------------------------------------
512220040   FLUTE 388 165 m 3 TO H4          ESPACES 55m-BC16S+BC16P
           CABLE LIGNE SN388 LONGUEUR        SN 388 LINE CABLE LENGTH 165M
           165M,  3 SORTIES CONNECTEURS      3 TAKE OUTS CONNECTORS
           HERMA4 ESPACEES DE 55M.           HERMA4 SPACED OF 55M. CABLE
           CABLE MEDIUM RANGE.               MEDIUM RANGE  CONNECTORS
           CONNECTEURS BC16S ET BC16P        BC16S AND BC16P

-------------------------------------------------------------------------------

Cab. PAGES AMET 36       TARIFS               le: 17/04/96

Famille: 716 CABLE TRANSMISSION       S/Famille: 40  TELEMETRIQUES 388
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000337  TRANSVERSE LONGUEUR SM            CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE LENGTH
           LONGUEUR 5M.                      5M
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH END
           EXTREMITE
--------------------------------------------------------------------------------
070000358  TRANSVERSE LG 10M  BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 10M5M.                   LENGTH 10 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000359  TRANSVERSE LONGUEUR 20M           CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 20M                      LENGTH 20 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH END
           EXTREMITE
--------------------------------------------------------------------------------
070000360  TRANSVERSE LONGUEUR 50M           CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 50M                      LENGTH 50 METERS
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000361  TRANSVERSE LONGUEUR 100M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 100M                     LENGTH 100 METERS
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000362  TRANSVERSE LONGUEUR 110M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 110M                     LENGTH 110 METERS
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000363  TRANSVERSE LONGUEUR 120M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 120M                     LENGTH 120 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000364  TRANSVERSE LONGUEUR 150M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 150M                     LENGTH 150 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000365  TRANSVERSE LONGUEUR 200M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 200M                     LENGTH 200 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------

Cab. PAGES AMET 36       TARIFS               le: 17/04/96

Famille: 716 CABLE TRANSMISSION       S/Famille: 40  TELEMETRIQUES 388
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
070000366  TRANSVERSE LONGUEUR 220M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 220 M                    LENGTH 220 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000367  TRANSVERSE LONGUEUR 250M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 250 M                    LENGTH 250 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000368  TRANSVERSE LONGUEUR 300M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 300 M                    LENGTH 300 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000369  TRANSVERSE LONGUEUR 320M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 320 M                    LENGTH 320 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000370  TRANSVERSE LONGUEUR 330M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 330 M                    LENGTH 330 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000371  TRANSVERSE LONGUEUR 350M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 350 M                    LENGTH 350 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000338  TRANSVERSE LONGUEUR 400M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 400 M                    LENGTH 400 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000372  TRANSVERSE LONGUEUR 450M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 450 M                    LENGTH 450 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000373  TRANSVERSE LONGUEUR 500M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 500 M                    LENGTH 500 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------

Cab.  PAGES  AMET36          TARIFS                le: 17/04/96

Famille: 716 CABLE TRANSMISSION          S/Famille: 40  TELEMETRIQUES 388
-------------------------------------------------------------------------------
  Code
-------------------------------------------------------------------------------
070000374   TRANSVERSE LONGUEUR 550M         CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 550 M                    LENGTH 550 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000375   TRANSVERSE LONGUEUR 600M         CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 600 M                    LENGTH 600 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000376   TRANSVERSE LONGUEUR 800 M        CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 800 M                    LENGTH 800 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------

Cab.  PAGES  AMET36          TARIFS                le: 17/04/96

Famille: 716 CABLE TRANSMISSION          S/Famille: 40  TELEMETRIQUES 388
-------------------------------------------------------------------------------
  Code
-------------------------------------------------------------------------------
070000377   EXTENSION LONGUEUR 110M          CONNECTEURS BC16S
           CABLE EXTENSION SN 388            SN 388 EXTENSION CABLE
           LONGUEUR 110 M                    LENGTH 110 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000378   EXTENSION LONGUEUR 200M          CONNECTEURS BC16S
           CABLE EXTENSION SN 388            SN 388 EXTENSION CABLE
           LONGUEUR 200 M                    LENGTH 200 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000379   EXTENSION LONGUEUR 300M          CONNECTEURS BC16S
           CABLE EXTENSION SN 388            SN 388 EXTENSION CABLE
           LONGUEUR 300 M                    LENGTH 300 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000380   EXTENSION LONGUEUR 330M          CONNECTEURS BC16S
           CABLE EXTENSION SN 388            SN 388 EXTENSION CABLE
           LONGUEUR 330 M                    LENGTH 330 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
700000321   EXTENSION SN388 LONGUEUR 350M   CONNECTEURS BC16S
           CABLE EXTENSION SN 388           SN 388 EXTENSION CABLE
           LONGUEUR 350 M                   LENGTH 350 METERS
           CONNECTEURS BC16S A CHAQUE       BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000381   EXTENSION LONGUEUR 400M         CONNECTEURS BC16S
           CABLE EXTENSION SN 388           SN 388 EXTENSION CABLE
           LONGUEUR 400 M                   LENGTH 400 METERS
           CONNECTEURS BC16S A CHAQUE       BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000382   EXTENSION LONGUEUR 450M         CONNECTEURS BC16S
           CABLE EXTENSION SN 388           SN 388 EXTENSION CABLE
           LONGUEUR 450 M                   LENGTH 450 METERS
           CONNECTEURS BC16S A CHAQUE       BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000383   EXTENSION LONGUEUR 500M         CONNECTEURS BC16S
           CABLE EXTENSION SN 388           SN 388 EXTENSION CABLE
           LONGUEUR 500 M                   LENGTH 500 METERS
           CONNECTEURS BC16S A CHAQUE       BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000384   EXTENSION LONGUEUR 600M         CONNECTEURS BC16S
           CABLE EXTENSION SN 388           SN 388 EXTENSION CABLE
           LONGUEUR 600 M                   LENGTH 600 METERS
           CONNECTEURS BC16S A CHAQUE       BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------

Cab. PAGES AMET36        TARIFS                       le: 17/04/96

Famille: 716 CABLE TRANSMISSION          S/Famille: 40 TELEMETRIQUES 388
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000385   EXTENSION LONGUEUR 700M            CONNECTEURS BC16S
            CABLE EXTENSION SN 388             SN 388 EXTENSION CABLE
            LONGUEUR 700 M                     LENGTH 700 METERS
            CONNECTEURS BC16S A CHAQUE         BC16S CONNECTORS ON BOTH SIDE
            EXTREMITE
--------------------------------------------------------------------------------
070000386   EXTENSION LONGUEUR 800M            CONNECTEURS BC16S
            CABLE EXTENSION SN 388             SN 388 EXTENSION CABLE
            LONGUEUR 800 M                     LENGTH 800 METERS
            CONNECTEURS BC16S A CHAQUE         BC16S CONNECTORS ON BOTH SIDE
            EXTREMITE
--------------------------------------------------------------------------------

Cab. PAGES AMET36        TARIFS                       le: 17/04/96

Famille: 726 BRETELLE                    S/Famille: 20 GEOPHONES TERRESTRES
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000128    BRET. 6 SM4ULD BG2 POINTE 4CM     ESPAC. 15M TETE QUEUE 10M H4
            BRETELLE DE 6 GEOPHONES SM4ULD     STRING OF 6 GEOPHONES SM4ULD
            FREQUENCE 10 HZ MONTES DANS        FREQUENCY 10 HZ ASSEMBLED IN
            BOITIER TYPE BG2 POINTE 4CM        HOUSING TYPE BG2 SPIKE 4 CM
            RESISTANCE 1.21KOHM, ESPACES       RESISTOR 1.21 KOHM, INTERVAL
            DE 15M BRIN DE TETE 10M, BRIN      15 M. LEAD IN 10 M, TAIL 10 M
            DE QUEUE 10M TERMINE PAR UN        ENDED BY CONNECTOR HERMA4
            CONNECTEUR HERMA4                  CABLE 3 WIRES WITH D LOOPS
            CABLE 3 CONDUCTEURS AVEC           SPACED 1.3M. CARRYING HASP
            ANNEAUX ESPACES DE 1.3M            WIRING 1x6 SERIE
            EPINGLE DE RAMASSAGE
            CABLAGE 1x6
--------------------------------------------------------------------------------
070000319    BRET. 6 SM4ULD BG2 TRIPOD         ESP 5M TETE 10M QUEUE 10M HERMA4
            BRETELLE DE 6 GEOPHONES SM4ULD     STRING OF 6 GEOPHONES SM4ULD
            FREQUENCE 10 HZ MONTES DANS        FREQUENCY 10 HZ ASSEMBLED IN
            BOITIER TYPE BG2 AVEC TRIPODE      HOUSING TYPE BG2 WITH TRIPOD
            RESISTANCE 1.21KOHM, ESPACES       RESISTOR 1.21 KOHM, INTERVAL
            DE 10M BRIN DE TETE 10M, BRIN      10 M. LEAD IN 10 M, TAIL 10 M
            DE QUEUE 10M TERMINE PAR UN        ENDED BY CONNECTOR HERMA4
            CONNECTEUR HERMA4                  CABLE 3 WIRES WITH D LOOPS
            CABLE 3 CONDUCTEURS AVEC           SPACED 1.3M. CARRYING HASP
            ANNEAUX ESPACES DE 1.3M            WIRING 1x6 SERIE
            EPINGLE DE RAMASSAGE
            CABLAGE 1x6
--------------------------------------------------------------------------------
070000451    BRET. 6 SM4ULD BG2 POINTE 8CM     ESP. 15M TETE QUEUE 15M H4
            BRETELLE DE 6 GEOPHONES SM4ULD     STRING OF 6 GEOPHONES SM4ULD
            FREQUENCE 10 HZ MONTES DANS        FREQUENCY 10 HZ ASSEMBLED IN
            BOITIER TYPE BG2 POINTE 8CM        HOUSING TYPE BG2 SPIKE 8 CM
            RESISTANCE 1.21KOHM, ESPACES       RESISTOR 1.21 KOHM, INTERVAL
            DE 15M BRIN DE TETE 15M, BRIN      15 M. LEAD IN 15 M, TAIL 15 M
            DE QUEUE 15M TERMINE PAR UN        ENDED BY CONNECTOR HERMA4
            CONNECTEUR HERMA4                  CABLE 3 WIRES WITH D LOOPS
            CABLE 3 CONDUCTEURS AVEC           SPACED 1.3M. CARRYING HASP
            ANNEAUX ESPACES DE 1.3M            WIRING 1x6 SERIE
            EPINGLE DE RAMASSAGE
            CABLAGE 1x6
--------------------------------------------------------------------------------
070000522    BRET 6 SM4ULD BG2 POINTE 8 CM     ESP. 5M TETE 2.5M
            BRETELLE DE 6 GEOPHONES SM4ULD     STRING OF 69 GEOPHONES SM4ULD
            FREQUENCE 10 HZ MONTES DANS        FREQUENCY 10 HZ ASSEMBLED IN
            BOITIER TYPE BG2 POINTE 8CM        HOUSING TYPE BG2 SPIKE 8 CM
            RESISTANCE 1.21KOHM, ESPACES       RESISTOR 1.21 KOHM, INTERVAL
            DE 5M BRIN DE TETE 2.5M            5 M. LEAD IN 2.5 M
            TERMINE PAR UN CONNECTEUR          ENDED BY CONNECTOR HERMA4
            HERMA4                             CABLE 3 WIRES WITH D LOOPS
            CABLE 3 CONDUCTEURS AVEC           SPACED 1.3M. CARRYING HASP
            ANNEAUX ESPACES DE 1.3M            WIRING SERIES
            EPINGLE DE RAMASSAGE
            CABLAGE SERIE
--------------------------------------------------------------------------------

Cab. PAGES AMET36                         TARIFS                  le: 17/04/96

Famille: 726  BRETELLE                        S/Famille: 20 GEOPHONES TERRESTRES
-------------------------------------------------------------------------------
   Code
-------------------------------------------------------------------------------
070000145     BRET. 9 SM4ULD BG2 POINTE 8CM      ESP 5M TETE 10M HERMA4
             BRETELLE DE 9 GEOPHONES SM4ULD      STRING OF 9 GEOPHONES SM4ULD
             FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLED IN
             BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
             RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
             DE 5M BRIN DE TETE 10M,              5 M. LEAD IN 10 M
             TERMINE PAR UN CONNECTEUR           ENDED BY CONNECTOR HERMA4
             HERMA4                              CABLE 3 WIRES WITH D LOOPS
             CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M  - CARRYING HASP
             ANNEAUX ESPACES DE 1.3M             WIRING 3x3
             EPINGLE DE RAMASSAGE
             CABLAGE 3x3
-------------------------------------------------------------------------------
070000146     BRET. 9 GSC20D BG2 POINTE 8CM      ESP. 5M TETE 10M HERMA4
             BRETELLE DE 9 GEOPHONES GSC20D      STRING OF 9 GEOPHONES GSC20D
             FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLED IN
             BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
             RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
             DE 5M BRIN DE TETE 10M,              5 M. LEAD IN 10 M
             TERMINE PAR UN CONNECTEUR           ENDED BY CONNECTOR HERMA4
             HERMA4                              CABLE 3 WIRES WITH D LOOPS
             CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M  - CARRYING HASP
             ANNEAUX ESPACES DE 1.3M             WIRING 3x3
             EPINGLE DE RAMASSAGE
             CABLAGE 3x3
-------------------------------------------------------------------------------
070000633     BRET. 9 SM4U LD BG2 POINTE 8CM     TETE QUEUE 10M HERMA4
             BRETELLE DE 9 GEOPHONES SM4ULD      STRING OF 9 GEOPHONES SM4ULD
             FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLED IN
             BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
             RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
             DE 5M BRIN DE TETE, QUEUE 10         5 M. LEAD IN AND TAIL 10 M
             M TERMINE PAR UN CONNECTEUR         ENDED BY CONNECTOR HERMA4
             HERMA4                              CABLE 3 WIRES WITH D LOOPS
             CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M  - CARRYING HASP
             ANNEAUX ESPACES DE 1.3M             WIRING 3x3
             EPINGLE DE RAMASSAGE
             CABLAGE 3x3
-------------------------------------------------------------------------------

Cab. PAGES AMET36                         TARIFS                  le: 17/04/96

Famille: 726  BRETELLE                        S/Famille: 20 GEOPHONES TERRESTRES
-------------------------------------------------------------------------------
   Code
-------------------------------------------------------------------------------
070000147     BRET. 9 SM4ULD BG2 POINTE 8CM      ESP 5M TETE 10M MUELLER CLIP
             BRETELLE DE 9 GEOPHONES SM4ULD      STRING OF 9 GEOPHONES SM4ULD
             FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLED IN
             BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
             RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
             DE 5M BRIN DE TETE 10M,              5 M. LEAD IN 10 M
             TERMINE PAR UN CONNECTEUR           ENDED BY CONNECTOR MUELLER CLIP
             MUELLER CLIP                        CABLE 3 WIRES WITH D LOOPS
             CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M  - CARRYING HASP
             ANNEAUX ESPACES DE 1.3M             WIRING 3x3
             EPINGLE DE RAMASSAGE
             CABLAGE 3x3
-------------------------------------------------------------------------------
070000148     BRET. 9 GSC20DX BG2 POINTE 8CM     ESP 5M TETE 10M MUELLER CLIP
             BRETELLE DE 9 GEOPHONES GSC20D      STRING OF 9 GEOPHONES GSC20DX
             FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLED IN
             BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
             RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
             DE 5M BRIN DE TETE 10M,              5 M. LEAD IN 10 M
             TERMINE PAR UN CONNECTEUR           ENDED BY CONNECTOR MUELLER CLIP
             MUELLER CLIP                        CABLE 3 WIRES WITH D LOOPS
             CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M  - CARRYING HASP
             ANNEAUX ESPACES DE 1.3M             WIRING 3x3
             EPINGLE DE RAMASSAGE
             CABLAGE 3x3
-------------------------------------------------------------------------------

Cab. PAGES AMET36       TARIFS               le: 17/04/96

Famille: 726 BRETELLE           S/Famille: 20  GEOPHONES TERRESTRES
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000115  BRET. 12 SM4ULD BG2 POINTE 8CM      ESP. 5M TETE 10M HERMA4
           BRETELLE DE 12 GEOPHONES SM4ULD     STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 10M,             5 M. LEAD IN 10 M
           TERMINE PAR UN CONNECTEUR           ENDED BY CONNECTOR HERMA4
           HERMA4                              CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 3x4
           EPINGLE DE RAMASSAGE
           CABLAGE 3x4
--------------------------------------------------------------------------------
070000129  BRET. 12 SM4ULD BG2 POINTE 8CM      ESP. 5M QUEUE TETE 10M HERMA4
           BRETELLE DE 12 GEOPHONES SM4ULD     STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 10M,             5 M. LEAD IN 10 M, TAIL 10M
           BRIN DE QUEUE 10M TERMINE PAR       ENDED BY CONNECTOR HERMA4
           UN CONNECTEUR HERMA4                CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 3x4
           EPINGLE DE RAMASSAGE
           CABLAGE 3x4
--------------------------------------------------------------------------------
070000142  BRET. 12 SM4ULD BG2 TRIPODE         ESP. 10M TETE QUEUE 15M 2H4
           BRETELLE DE12 GEOPHONES SM4ULD      STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 AVEC TRIPODE       HOUSING TYPE BG2 WITH TRIPOD
           RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
           DE 10M BRIN DE TETE 15M,            10 M. LEAD IN 15 M, TAIL 15M
           BRIN DE QUEUE 15M TERMINE PAR       ENDED BY TWO CONNECTORS HERMA4
           DEUX CONNECTEUR HERMA4              CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 3x4
           EPINGLE DE RAMASSAGE
           CABLAGE 3x4
--------------------------------------------------------------------------------
070000151  BRET. 12 GSC20D BG2 POINTE 8CM      ESP. 5M TETE 10M HERMA4
           BRETELLE DE12 GEOPHONES GSC20D      STRING OF 12 GEOPHONES GSC20DX
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 10M,             5 M. LEAD IN 10 M ENDED
           TERMINE PAR UN CONNECTEUR           BY CONNECTOR HERMA4
           HERMA4                              CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 1x12
           EPINGLE DE RAMASSAGE
           CABLAGE 12x1
--------------------------------------------------------------------------------

Cab. PAGES AMET36       TARIFS               le: 17/04/96

Famille: 726 BRETELLE           S/Famille: 20  GEOPHONES TERRESTRES
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000152  BRET. 12SM4ULD  BG2 POINTE 8CM      ESP. 5M TETE 5M QUEUE 5M H4
           BRETELLE DE12 GEOPHONES SM4ULD      STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE ET QUEUE 5M      5 M. LEAD IN 5M TAIL 5M ENDED
           TERMINE PAR                         BY CONNECTOR HERMA4
           UN CONNECTEUR HERMA4                CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 1x12
           EPINGLE DE RAMASSAGE
           CABLAGE 12x1
--------------------------------------------------------------------------------
070000318  BRET. 12 SM4U LD POINTE 8CM +       TRIPOD ESPAC. 5M  HERMA 4  10M
           BRETELLE DE12 GEOPHONES SM4ULD      STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 POINTE 8CM ET      HOUSING TYPE BG2 SPIKE 8 CM
           TRIPODE RESISTANCE 1.21KOHM         AND TRIPOD RESISTOR 1.21KOHM
           ESPACES DE 5M BRIN DE TETE 10M      INTERVAL 5M LEAD IN 10M ENDED
           TERMINE PAR                         BY CONNECTOR HERMA4
           UN CONNECTEUR HERMA4                CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 4x3
           EPINGLE DE RAMASSAGE
           CABLAGE 4x3
--------------------------------------------------------------------------------
070000320  BRET. 12 SM4ULD BG2 8CM R=375       ESP. 12M TETE 12M HERMA4
           BRETELLE DE12 GEOPHONES SM4ULD      STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
           DE 12M BRIN DE TETE 12M             12 M. LEAD IN 12M ENDED
           TERMINE PAR                         BY CONNECTOR HERMA4
           UN CONNECTEUR HERMA4                CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 3x4
           EPINGLE DE RAMASSAGE
           CABLAGE 3x4
--------------------------------------------------------------------------------
070000450  BRET. 12 SM4U LD TRIPODE ESP.       10M TETE QUEUE 15M 2H4  R=1KH
           BRETELLE DE12 GEOPHONES SM4ULD      STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 AVEC TRIPODE       HOUSING TYPE BG2 WITH TRIPOD
           RESISTANCE 1.00KOHM, ESPACES        RESISTOR 1.00 KOHM, INTERVAL
           DE 10M BRIN DE TETE 15M,            10 M. LEAD IN 15 M, TAIL 15M
           BRIN DE QUEUE 15M TERMINE PAR       ENDED BY TWO CONNECTORS HERMA4
           DEUX CONNECTEUR HERMA4              CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 12 IN SERIES
           EPINGLE DE RAMASSAGE
           CABLAGE 12x1
--------------------------------------------------------------------------------

Cab. PAGES AMET 36       TARIFS               le: 17/04/96

Famille: 726 BRETELLE                 S/Famille: 20 GEOPHONES TERRESTRES
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000149  BRET. 12 GSC20D BG2 POINTE 8CM     ESP. 5M TETE 10M MUELLER CLIP
           BRETELLE DE12 GEOPHONES GSC20D     STRING OF 12 GEOPHONES GSC20DX
           FREQUENCE 10 HZ MONTES DANS        FREQUENCY 10 HZ ASSEMBLED IN
           BOITIER TYPE BG2 POINTE 8CM        HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES       RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 10M,            5 M. LEAD IN 10 M ENDED
           TERMINE PAR                        BY CONNECTOR MUELLER CLIP
           UN CONNECTEUR MUELLER CLIP         CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC           SPACED 1.3M. CARRYING HASP
           ANNEAUX ESPACES DE 1.3M            WIRING 1X12
           EPINGLE DE RAMASSAGE
           CABLAGE 12X1
--------------------------------------------------------------------------------
07000150   BRET. 12 GSC20D BG2 POINTE 8CM     ESP. 5M TETE 5M MUELLER CLIP
           BRETELLE DE12 GEOPHONES GSC20D     STRING OF 12 GEOPHONES GSC20DX
           FREQUENCE 10 HZ MONTES DANS        FREQUENCY 10 HZ ASSEMBLED IN
           BOITIER TYPE BG2 POINTE 8CM        HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES       RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 5 M,            5 M. LEAD IN 5 M ENDED
           TERMINE PAR                        BY CONNECTOR MUELLER CLIP
           UN CONNECTEUR MUELLER CLIP         CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC           SPACED 1.3M. CARRYING HASP
           ANNEAUX ESPACES DE 1.3M            WIRING 1X12
           EPINGLE DE RAMASSAGE
           CABLAGE 12X1
-------------------------------------------------------------------------------

Cab. PAGES AMET 36       TARIFS               le: 24/04/96

Famille: 726 BRETELLE                 S/Famille: 30 GEOPHONES MARAIS
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000424  BRET. MARAIS 12 GSC20DX EM2      8CM TETE 5M H4 ESP. 5M DES.0.65
           BRETELLE DE12 GEOPHONES GSC20D   STRING OF 12 GEOPHONES GSC20DX
           FREQUENCE 10HZ MONTES DANS       FREQUENCY 10 HZ. ASSEMBLED IN
           BOITIER TYPE BM2 POINTE 8CM      HOUSING TYPE BM2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES     RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 5 M.          5 M. LEAD IN 5 M ENDED BY
           TERMINE PAR UN CONNECTEUR        CONNECTOR HERMA4, DROP 0.65M
           HERMA 4, DESCENTE 0.65M          CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC         SPACED 1.3M. CARRYING HASP
           ANNEAUX ESPACES DE 1.3M          WIRING 1X12
           EPINGLE DE RAMASSAGE
           CABLAGE 12X1
--------------------------------------------------------------------------------
070000438   BRET. MAR. 12 GSC20D BM2 15CM   ESP. 5M DESC. 2.5M TETE 5M H4
           BRETELLE DE12 GEOPHONES GSC20D   STRING OF 12 GEOPHONES GSC20DX
           FREQUENCE 10 HZ MONTES DANS      FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BM2 POINTE 15 CM    HOUSING TYPE BM2 SPIKE 15 CM
           RESISTANCE 1.21KOHM, ESPACES     RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 5 M,          5 M. LEAD IN 5 M ENDED BY
           TERMINE PAR UN CONNECTEUR        CONNECTOR HERMA4, DROP 2.5 M
           HERMA 4, DESCENTE 2.5 M          CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC         SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M          WIRING 1x12
           EPINGLE DE RAMASSAGE
           CABLAGE 12x1
--------------------------------------------------------------------------------

FAMILLE:  716 CABLE TRANSMISSION                   S/FAMILLE:  20  ADAPTATEURS
------------------------------------------------------------------------------
   CODE
------------------------------------------------------------------------------
070000475    ADAPTATEUR 12  10S/2  HERMA4
------------------------------------------------------------------------------
070000476    ADAPTATEUR 12  35/3MCA
------------------------------------------------------------------------------
070000478    ADAPTATEUR 12  35/2  HERMA4
------------------------------------------------------------------------------
070000481    ADAPTATEUR 12  35/MCA
------------------------------------------------------------------------------
070000473    ADAPTATEUR  BC35/2HERMA4
------------------------------------------------------------------------------
070000474    HERMA4/2  HERMA4
------------------------------------------------------------------------------
070000477    ADAPTATEUR  HERMA4/3HERMA4
------------------------------------------------------------------------------
070000479    HERMA4/ HERMA4 LONGUEUR  50M
------------------------------------------------------------------------------
070000480    ADAPTATEUR  HERMA4/MCA
------------------------------------------------------------------------------



Vibrators

     AMG  P  23/M27
     AMG  P  28/M28

                                 OPSEIS EAGLE

1.   MAIN EQUIPMENT
     A.  Opseis Eagle Universal Central
         Recording Station (CRS) Compatible for
         Use with all energy sources (2005450-999)
         Equipment consist of:
         - OPSEIS Seismic Processing Unit Model 915 (2005264-002) (Includes 8 - 2 Meg DRP Boards)
         -  OPSEIS Operator Display Terminal Model 930 (2006009-001)
         -  OPSEIS 3480 1/2" Cartridge Tape Drive (2006007-002)
         -  OPSEIS Plotter, 11 inch (OYO GS 612) Model 935 (2006008-001)
         -  OPSEIS RF Unit Model 911 (2006895-001)
         -  Software Selectable Digital Notch and Low-Cut Filters
         - One (1) Set YAGI CRS Antennas, 110 V Rotors, and Wiring Harness (2005660-001)
         -  3 FT 110V CRS Equipment Cabinet (2006006-001)
         -  110V UPS Power Backup System
         -  Vibroseis Interface 0
             Consisting of:
             -  Surface Excitation Interface Unit Model 925 (2005449-003)
             -  Correlation Software and Hardware
             -  CRS Software
             -  Cable Set

     B.  Opseis Eagle Universal Seismic
                       (6 Channels)
                       (4 Channels)
                       (2 Channels)
         Acquisition Remote Unit (SAR) Model 813/6
         (each accommodates 6 recording channels)
         This configuration provides 1000 channels plus 50% roll along. (2006001-999)
         Each SAR consist of:
         -  Case, PRC (2005801-999)
         -  SAR Transceiver (2005214-999)
         -  6 Channel - 24 Bit SAR Logic Unit (2006002-066)
         - Antenna Assembly, Yagi w/Poles, Dom, 6NC (2006004-003) & Cover Bag (2005728-001)
         -  No Audio Kit (2006025-001)
         -  Solar Panel and 10 AH Battery

     C.  RF Blastor Model 815/816 (Radio
         Controlled Shooting Device) (2005662-002) with Voice Communication
     D.  Battery Charger, 10AH, 110V, Model 715
         (36 SAR Charging Capability) (2005377-003)

     E.  Manuals

TOTAL MAIN EQUIPMENT

 II. OPTIONS

     A. Antenna Mast (60 ft.) (1110000-015)

     B. Antenna Mast Spares (2005580-001)

     C. Portable CRS Cases (2006011-001)
        $16,474

III. OPTIONAL TEST EQUIPMENT & SPARES

     A. OPSEIS 110 V Eagle SAR Tester
        $104,500
        (2005403-001)

     B. OPSEIS 110/220V Eagle SAR Tester
        (2005403-003)

     C. OPSEIS 110 V Transceiver Maintenance
        $93,500
        Equipment (2005554-001)
        consisting of:

           Computer System                       (1192004-001)
           RF Tester                             (2005445-001)
           RF Alignment Fixture                  (2006169-001)
           IFR Spectrum Analyzer Mdl A-7550      (2005556-001)
           Leader Power Supply Mdl A-LPS-164A    (1481007-005)
           BK Precision Function Gen. Adl 3011B  (1343000-010)
           BK Precision Freq. Counter Mdl 1856   (1343000-011)
           Tektronixs Oscilloscope Mdl 2445B     (1343000-001)
           Wavetak Signal Generator Mdl 2510A    (2005555-001)
           Bird Wattmeter Mdl 43                 (2005557-001)

     D. Power Unit Capacity Tester
        (Provides 8 SAR Capability) (2005363-003)

     E. Deployment Aid model 710
        (2005558-002)

     F. L.C. Tester (2006063-001)

     G. Standard System Spares

        1. CRS Spares (2005550-999)
           Attachment A

        2. SAR Spares (2005559-999)
           Attachment B

        3. Vibrosais Spares (2006103-999)
           Attachment C

     H. Expanded System Spares

        1. CRS Spares (2005550-999)
           Attachment A

        2. SAR Spares (2005559-999)
           Attachment B

        3. OPSEIS System Component Spares
           Attachment C

        4. CRS/SAR Tester Spare Parts
           Attachment D

        5. Vibrosais Spares (2006103-999)
           Attachment E

        6. Pelton Spares 0
           Attachment F 0

                            OPSEIS PRODUCT QUOTATION

                             Standard System Spares
                                 Attachment A
                           Board Level Spares for CRS


Description                     Part No.
-------------------------------------------

Data Display IOC                2001235-001
DO Graphic Processor            2009536-001
Operator Display IOC            2001230-001
VME Hard Disk Module            2009904-001
Global Bus System Processor     2009817-001
4 MB Ram                        2009821-001
RF IOC 2                        2009915-001
Mag Tape IOC 2                  2009845-001
CRS RF Interface                2005237-001
Data Receiver Processor         2005789-001
Octal Serial Port               2009837-001
Transmit/Receive Switch         2005248-001
Spectrum Analyzer               2005249-001
CRS Receivers                   2005246-002
CRS Transmitter                 2005247-003

TOTAL BOARD LEVEL SPARES FOR CRS
ITEM III.G.1, MAIN QUOTATION

Standard System Spares
Attachment B
Board Level Spares for SAR

Description                                Part No.
------------------------------------------------------

SAR 24 Bit Digital Board                   2005201-001
SAR Battery Pack                           2005203-001
SAR 24 Bit Analog Board                    2005736-001
SAR 24 Bit Motherboard                     2005688-001
SAR 24 Bit Power Regulator                 2006108-001
SAR Power Converter w/Long Sleep           2005210-002
Antenna Assembly, Yagi w/Poles. Dom, BNC   2006004-003
Complete Transceiver                       2005214-999
Solar Panel (Standard)                     2009933-001

TOTAL BOARD LEVEL SPARES FOR SAR
ITEM III.G.2, MAIN QUOTATION


Standard System Spares
Attachment C
Board Level Spares for Vibroseis

Description                                Part No.
------------------------------------------------------

SEIU Interface                             2009769-001
Octal Sanal Bd                             2009837-001
Dual Power Supply 24V                      1481008-001

TOTAL BOARD LEVEL SPARES FOR VIBROSEIS
ITEM III.G.3, MAIN QUOTATION

                           EXPANDED SYSTEM SPARES
                                ATTACHMENT A
                         BOARD LEVEL SPARES FOR CRS



Description                                       Part No.
--------------------------------------------------------------------------

Oyo Plotter Spares (Detailed List                 2005549-001
 Available upon Request)
Data Display IOC                                  2001235-001
DD Graphic Processor                              2009536-001
Operator Display IOC                              2001230-001
OPSEIS 3480 1/2" Cartridge Tape Drive             1191017-001
VME Hard Disk Module                              2009904-001
Global Bus System Processor                       2009817-001
4 MB Ram                                          2009821-001
RF IOC 2                                          2009915-001
Mag Tape IOC 2                                    2009845-001
CRS RF Interface                                  2005237-001
Data Receiver Processor                           2005789-001
Octal Serial Port                                 2009837-001
Transmit/Receive Switch                           2005248-001
Spectrum Analyzer                                 2005249-001
Set of Internal & External Cables                 2005551-001
CRS Receivers                                     2005246-002
CRS Transmitter                                   2005247-003
SPU Power Supply                                  1481000-001
RF Unit 12V Power Supply                          1481000-009
RF Unit 5V Power Supply                           1481000-010

TOTAL BOARD LEVEL SPARES FOR CRS
ITEM III.H.1, MAIN QUOTATION

                           EXPANDED SYSTEM SPARES
                                ATTACHMENT B
                         BOARD LEVEL SPARES FOR SAR

A. ELECTRONIC ENCLOSURE

Description                                       Part Number      Qty.
--------------------------------------------------------------------------
SAR 24 Bit Digital Board                          2005201-001       13
SAR Battery Pack                                  2005203-001       20
"BNC" Type Antenna Connector                      C64097            13
Geophone Jumper Connectors - Mating               1215000-029       25
SAR 24 Bit Analog Board                           2005736-001       15
SAR 24 Bit Motherboard                            2005688-001       13
SAR 24 Bit Power Regulator                        2006108-001       13
SAR Power Converter w/Long Sleep                  2005210-002       13
SAR Internal Cable Set (Standard)                 2005578-001       13
Antenna Assembly, Yagi w/Poles,
Dom, BNC                                          2006004-003       15
Complete Transceiver                              2005214-999       13
Solar Panel (Standard)                            2009933-001       13
Male Wirelink Connectors                          1215000-037       13
Female Wirelink Connectors                        1215000-039       25

TOTAL BOARD LEVEL SPARES FOR SAR
ITEM III.H.2, MAIN QUOTATION

                           EXPANDED SYSTEM SPARES
                                ATTACHMENT D
                           CRS/SAR TESTER SPARES



Description                                       Part Number
--------------------------------------------------------------------------

Emulator Board                                    2009399-001
Set External Cables                               2009566-008
Global Bus System Processor                       2009817-002
RF Tester Interface                               2005258-001
6 Ch. Test Signal Synthesizer                     2005722-001
Data Receiver Processor (.5 Meg)                  2009892-002
68000 POD Cable                                   1682010-001
SAR System Interface                              2009396-002

TOTAL CRS/SAR TESTER SPARES
ITEM III.H.4, MAIN QUOTATION